UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

AMERICAN EXPRESS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New York	1-7657	13-4922250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of Principal Executive Offices)	(Zip Code)

(212) 640-2000

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Beginning with the first quarter of 2007, American Express Company (the “Company”) will revise the presentation of its Consolidated Statements of Income.  The revised Consolidated Statements of Income include the separate presentation of certain interest income and interest expense amounts which previously had been reported on a net basis as well as the separate presentation of the provisions for losses and benefits from expenses.

While these revisions impact the presentation of revenues and expenses in the Company’s Consolidated Statements of Income, they have no impact on the Company’s previously reported consolidated pretax income, income taxes, net income, total assets, total liabilities, or total shareholders’ equity.

The revised consolidated presentation will include the following:

•                  Gross cardmember lending finance charge revenue will be presented in the line entitled “Cardmember lending finance charge revenue” within the new “Interest income” section of the Consolidated Statements of Income, and the related gross interest expense will be presented in the line entitled “Cardmember lending” within the new “Interest expense” section of the Consolidated Statements of Income.  These amounts were previously presented on a net basis as “Cardmember lending finance charge revenue, net of interest” within the “Net revenues” section;

•                  Gross investment and other interest income will be presented in the lines entitled  “International banking” or “Other” within the new “Interest income” section, and gross interest expense related to international banking will be presented in “International banking” within the new “Interest expense” section.  These amounts were previously presented on a net basis as “Other investment and interest income, net of interest” within the “Net revenues” section;

•                  Other interest expense will be presented in the line entitled “Charge card and other” within the new “Interest expense” section, and certain other interest income will be presented in the line entitled “Other” within the new “Interest income” section. These amounts were previously reported on a net basis in “Interest” within the “Expenses” section;

•                  “Provisions for losses and benefits” will be presented in a new separate section. These amounts were previously reported in the “Provisions for losses and benefits” lines within the “Expenses” section; and

•                  Certain other amounts have been revised to conform with the method of presentation or calculation that will be used in 2007.

Corresponding revisions to the Selected Income Statement Data presentation regarding the Company’s reportable operating segments have been made as reflected in the attached exhibit.

“Total revenues” and “Revenues net of interest expense” will be presented separately within the revised Consolidated Statements of Income presentation.  “Revenues net of interest expense” will be the measure for the Company’s long-term revenue growth rate target. This target (of at least 8 percent growth on average and over time) has not been changed as a result of the revisions to the presentation of the Consolidated Statements of Income.

The changes in the presentation of the Company’s Consolidated Statements of Income are being made in connection with discussions that the Company has had with the staff of the U.S. Securities and Exchange Commission (SEC) related to a review of the Company’s Form 10-K for the year ended December 31, 2005.

Separately, the Company will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities.  Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more.   However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more.  The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable.  Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed.  The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves.  Revised historical statistics using this new reporting method are presented in the accompanying exhibit.

The calculation of the ratio of earnings to fixed charges will be changed to reflect the revised amount of gross interest expense as presented in the Consolidated Statements of Income.  In addition, the calculation of net finance charge revenue divided by average loans for both consolidated reporting and the International Card & Global Commercial Services segment has been corrected for a computational error.  This correction has a minimal impact on the historic trends for this statistical information.

As disclosed in the Company’s Form 10-K for the year ended December 31, 2006, the Company is continuing to discuss comments made by the staff of the SEC regarding the aggregation of segment data in the Company’s Consolidated Financial Statements under Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  The attached exhibit does not reflect any changes to the composition of the Company’s segments as presented in the Company’s Form 10-K for the year ended December 31, 2006.  If, as a result of these discussions, it is concluded that a different reportable operating segment presentation (including the disaggregation of certain operating segments) is appropriate, the Company’s segments would be reported differently in the Company’s filings with the SEC (although consolidated results would not be impacted).

The financial and statistical information reflecting the revisions described above for the years ended December 31, 2006 and 2005 and the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005, is furnished herein in Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1

-American Express Company Consolidated Statements of Income (Revised) for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-American Express Company Consolidated Statements of Income for the years ended December 31, 2006 and 2005 and the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-American Express Company Financial Summary for the years ended December 31, 2006 and 2005 and quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-American Express Company Selected Statistical Information for the years ended December 31, 2006 and 2005 and quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-U.S. Card Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.
-U.S. Card Services Selected Financial Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.
-U.S. Card Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-International Card & Global Commercial Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-International Card & Global Commercial Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-Global Network & Merchant Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-American Express Company Computation in Support of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 30, 2007

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

EXHIBIT INDEX

Item No.	Description

99.1

-American Express Company Consolidated Statements of Income (Revised) for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-American Express Company Consolidated Statements of Income for the years ended December 31, 2006 and 2005 and the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-American Express Company Financial Summary for the years ended December 31, 2006 and 2005 and quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-American Express Company Selected Statistical Information for the years ended December 31, 2006 and 2005 and quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005.
-U.S. Card Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.
-U.S. Card Services Selected Financial Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.
-U.S. Card Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-International Card & Global Commercial Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-International Card & Global Commercial Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-Global Network & Merchant Services Selected Income Statement Data for the quarters ended March 31, June 30, September 30, and December 31, 2006 and 2005 and the years ended December 31, 2006 and 2005.

-American Express Company Computation in Support of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, and 2003.